UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2019

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	98-0455702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright

1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NVLN	the NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03  Bankruptcy or Receivership.

As previously disclosed, on May 20, 2019, Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc. (together, “Aegerion”), each a subsidiary of Novelion Therapeutics Inc. (“Novelion,” “we” or “us”), filed voluntary petitions under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

On September 10, 2019, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming Aegerion’s First Amended Joint Chapter 11 Plan (the “Plan”), as modified to reflect certain resolutions agreed to among various parties.  As a result of confirmation of the Plan, the Bankruptcy Court authorized Aegerion to consummate the transactions contemplated by the Plan, including the acquisition by Amryt Pharma Plc (“Amryt”) of 100% of the outstanding equity interests of reorganized Aegerion Pharmaceuticals, Inc. (the “Amryt Transaction”).  Following the entry of the Confirmation Order, Amryt’s shareholders approved the Amryt Transaction at a meeting held on September 19, 2019.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On September 24, 2019, Aegerion completed the Amryt Transaction (the “Closing”).  The consideration for the Amryt Transaction has been satisfied through the issuance of ordinary Amryt shares (the “Ordinary Shares”), or American depository receipts representing Ordinary Shares, to stakeholders of Aegerion.  Through the Amryt Transaction, Novelion has been divested of its operating subsidiary, Aegerion, which operates as a biopharmaceutical business dedicated to developing and commercializing new treatments for individuals living with rare diseases, including the two commercialized drugs in Aegerion’s portfolio: (a) lomitapide (marketed in Canada, the United States and other markets as JUXTAPID® and as LOJUXTA® in the EU); and (b) metreleptin (marketed in the United States as MYALEPT® and in the EU as MYALEPTA®).

In full satisfaction of its claims as creditor under the secured intercompany loan between Aegerion and Novelion, Novelion received American depository receipts representing approximately 14.0 million Ordinary Shares (the “Novelion Consideration”), which currently represents just over 8% of Amryt on a fully-diluted basis (without taking into account shares underlying new convertible notes issued to certain creditors of Aegerion in connection with the Amryt Transaction).  Amryt has issued a press release describing additional details of the Amryt Transaction, including consideration issued to other stakeholders.  Novelion only received the Novelion Consideration and did not receive any other equity or property in connection with the Amryt Transaction.  In addition, at Closing, Novelion, Amryt and Aegerion entered into a master services agreement (the “MSA”) whereby Amryt will reimburse Novelion for certain compensation and benefits that Novelion will be paying to two of Novelion’s three remaining employees until the earlier of each employee’s last date of employment with Novelion and December 31, 2019, in exchange for such employees providing transitional executive and integration services to Amryt during such period.  Under the MSA, Amryt will also provide Novelion with certain accounting and reporting support, if requested, for an agreed monthly fee, and certain administrative support at no cost.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Each of Mark Corrigan, Donald Stern, John Thomas and John Orloff resigned from his respective position as a member of the Novelion Board of Directors (the “Novelion Board”), and any committee thereof, effective at the Closing.  Also, upon and in connection with the Closing, Roger Louis will no longer be serving as Novelion’s Global Chief Compliance Officer and Interim Head of Research and Development.

The consummation of the Amryt Transaction qualifies as a “Sale Event” or “Change in Control,” as applicable, under Novelion’s executive officers’ employment agreements and, accordingly, upon the date of each executive officer’s termination without cause or resignation for good reason following the Closing, if applicable, such officer will (subject to the execution of a release of claims) be entitled to a lump-sum cash payment of his or her salary continuation and bonus severance benefits.  Further, the vesting of all outstanding awards under the Amended and Restated Novelion 2017 Equity Incentive Plan and the Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan accelerated immediately prior to the Closing.  The Closing also qualifies as the “Completion Date” under the Amended and Restated Key Executive Incentive Plan.

Item 8.01  Other Events.

Following the Amryt Transaction, Novelion will cease to have any ongoing business operations or sources of revenue.  As such, the Novelion Board has called an annual general meeting (the “Annual Meeting”) to, among other things, seek shareholder approval of, (i) the voluntary liquidation and dissolution of Novelion under the Business Corporations Act (British Columbia) at a time to be determined by the Novelion Board, (ii) Novelion’s plan of liquidation and distribution and (iii) one or more distributions to shareholders of any remaining property of Novelion under the voluntary liquidation and dissolution (together, the “Liquidation Matters”), as described in Novelion’s preliminary proxy statement filed with the commission on September 20, 2019, which description is incorporated herein by reference.

Cautionary Information Regarding Trading in Novelion’s Securities

Novelion cautions that trading in Novelion’s securities is highly speculative and poses substantial risks.  Trading prices for Novelion’s securities may bear little or no relationship to the actual value realized, if any, by holders of Novelion’s securities.  Accordingly, Novelion urges extreme caution with respect to existing and future investments in its securities.

Additional Information About the Proposed Transaction and Where to Find It

Novelion has filed with the U.S. Securities and Exchange Commission (the “Commission”) a preliminary proxy statement and plans to file and mail to its shareholders a definitive proxy statement in connection with the Annual Meeting and the Liquidation Matters.  Security holders of Novelion are urged to read the proxy statement and the other relevant materials as and when they become available because such materials contain important information about the Annual Meeting and the proposed Liquidation Matters. The proxy statement will also include additional details regarding the Novelion Consideration. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Novelion with the Commission, may be obtained free of charge at the Commission’s website at www.sec.gov.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS AS AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ANNUAL MEETING AND LIQUIDATION MATTERS.

Participants in the Solicitation

Upon the mailing of the definitive proxy statement, Novelion and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Novelion in connection with the Annual Meeting and the Liquidation Matters.  Information about those directors and executive officers of Novelion, including their ownership of Novelion securities, is set forth in the preliminary proxy statement filed with the Commission on September 20, 2019.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Novelion and its directors and executive officers in the Liquidation by reading the proxy statement and other public filings referred to in this Form 8-K.

Forward Looking and Cautionary Statements

Certain statements in this Form 8-K constitute “forward-looking statements”  and “forward-looking information” within the meaning of applicable laws and regulations, including U.S. and Canadian securities laws. There can be no assurance that these forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. Therefore, the forward-looking statements in this Form 8-K should be considered in light of the risks and uncertainties that attend such statements, including, but not limited to, Novelion’s ability to successfully and timely hold, and the outcome of, the Annual Meeting, the state of Novelion’s operations and remaining assets following the Amryt Transaction, Novelion’s ability to effect the deconsolidation of Aegerion from its financial statements and file its Quarterly Report on Form 10-Q within the anticipated timeframe or at all, the delisting of Novelion’s securities from The Nasdaq Stock Market and the success of any appeal and ongoing stay associated therewith, the possibility that there will be no market for trading Novelion’s securities or that trading will be suspended, as well as those risks identified in Novelion’s filings with the Commission, including the preliminary proxy statement filed on September 20, 2019, and any subsequent filings with the Commission, which are available on the Commission’s website at www.sec.gov. Novelion makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as required by law.

Investors and others should note that Novelion communicates with its investors and the public using Novelion’s website www.novelion.com, including press releases and other company disclosures that may be important for investors. The information that Novelion posts on this website could be deemed to be material information. As a result, Novelion encourages investors, the media and others interested to review the information that Novelion posts there on a regular basis. The contents of Novelion’s website shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Michael Price
Name:	Michael Price
Title:	Executive Vice President & Chief Financial Officer

Date:  September 25, 2019